INCOME TAXES	12 Months Ended
Dec. 31, 2023
INCOME TAXES
INCOME TAXES
19.	INCOME TAXES

Income tax expense differs from the amount that would be computed by applying the Canadian statutory income tax rate of 27.00% (2022 – 27.00%) to income before income taxes. The reasons for the differences are as follows:

	2023	2022
Loss before income tax	$(109,624)	$(88,890)
Statutory income tax rate	27.00%	27.00%
Expected income tax benefit	(29,599)	(24,000)
Items not deductible for income tax purposes	3,351	2,939
Non-taxable items	(1,377)	(3,733)
Flow-through share issuances	4,898	10,562
QuestEx acquisition	—	459
Other	(776)	(744)
Change in unrecognized deferred tax assets	22,859	14,517
Deferred income tax recovery	$(644)	$—

19.	INCOME TAXES (continued)

The tax effects of temporary differences between amounts recorded in the Company’s accounts and the corresponding amounts as computed for income tax purposes give rise to the following deferred tax assets and liabilities:

Deferred tax assets (liabilities)	2023	2022
Non-capital losses	$5,666	$2,707
Share issue costs	56	95
Capital assets	2	—
Exploration and evaluation assets	(2,662)	(2,781)
Right-of-use assets	(2,399)	—
Convertible debenture	(644)	—
Net capital losses	(19)	(21)
	$—	$—

The Company recognizes a deferred tax asset on unused tax losses or other deductible amounts only when the Company expects to have future taxable profit against which the amounts could be utilised. The Company’s unrecognized deductible temporary differences for which no deferred tax asset is recognized consist of the following amounts:

	2023	2022
Non-capital losses	$146,678	$150,701
Exploration and evaluation assets	94,398	28,742
Provision for closure and reclamation	13,653	6,160
Capital assets	18,228	4,819
Share issue costs	7,163	5,861
Net capital losses	2,424	1,598
	$282,544	$197,881

The Company’s non-capital tax losses as at December 31, 2023 will expire between 2026 and 2043.